SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington,  D.C.  20549

                                    FORM  8-K

                                  CURRENT  REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

Date  of  Report  (Date  of  earliest  event  reported)       May  19,  1999
                                                --------------------------

                            New  Hilarity  Mining  Company
         -------------------------------------------------------------
              (Exact  name  of  registrant  as  specified  in  its  charter)


         Idaho                     001-03323              82-0183199
-  ----------------------------  ---------------------   -------------------
(State  or  other  jurisdiction  (Commission  File  No.)      (IRS  Employer
     of  incorporation)                                 Identification  No.)


               5102  South  Morrill  Lane,  Spokane,  Washington  99223
         -------------------------------------------------------------
          (Address  of  principal  executive  offices,  including  zip  code)

                                (509)  448-5128
         -------------------------------------------------------------
             (Registrant's  telephone  number,  including  area  code)

                                      N/A
         -------------------------------------------------------------
         (Former  name  or  former  address,  if  changed  since  last  report)











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ITEM  4.   CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Prior to the fiscal year ending March 31, 1999, the Company did not have a certifying accountant. In April, 1999, the Company contacted Williams & Webster, P.S. about acting as auditors for the Company's balance sheet as of March 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the year then ended. Williams & Webster has now accepted the engagement and will serve as the Company's auditor.

ITEM  5.   OTHER  EVENTS

1. REINCORPORATION IN NEVADA. On March 15, pursuant to a duly noticed and valid meeting of the shareholders of New Hilarity Mining Company, the shareholders voted in favor of reincorporating the Company in the State of Nevada. The reincorporation was accomplished by merging New Hilarity Mining Company into its wholly owned subsidiary, New Hilarity, Inc., a Nevada corporation. Following the merger, the separate existence of New Hilarity Mining Company ceased. The successor company, New Hilarity, Inc., continues the business of the Company and all shareholders of New Hilarity Mining Company are now deemed to hold shares of New Hilarity, Inc. on a share for share basis. The certificates of New Hilarity Mining Company may be exchanged for certificates of New Hilarity, Inc. by submitting the old certificates to AST for transfer.

2. CHANGE OF NAME. In conjunction with the reincorporation of the Company in the State of Nevada, the name of the Corporation was changed to New Hilarity, Inc.

3. NEW TRANSFER AGENT. Earlier this year, TranSecurities International, Inc., the Company's transfer agent and registrar, notified the Company that American Securities Transfer and Trust, Inc. (AST) was acquiring its business, of Denver, Colorado. The existing agreement for transfer agent and registrar services between AST and the Company continues in force following assignment to AST, and all future stock transfer requests and questions should be directed to AST.

ITEM  6.   RESIGNATION OF  REGISTRANT'S  DIRECTORS

0 On May 18, 1999, Terrence J. Dunne resigned as President and Director of the Company effective immediately. Mr. Dunne's resignation was tendered to allow him to take care of other personal business. Mr. Dunne's letter of resignation is attached as an exhibit.

     Following the resignation of Mr. Dunne, the sole remaining director of the Company appointed Mr. John R. Coghlan to fill the positions of President and Director. John R. Coghlan graduated from the University of Montana in 1965 with a degree in business administration. Mr. Coghlan is a Certified Public Accountant in Washington State and is a member of the American Institute of Certified Public Accountants.

     Mr. Coghlan was a founder of Labor Ready, Inc., a New York Stock Exchange listed company. Mr. Coghlan was employed by Labor ready from March 1987 through December 1996, when he retired. Since his retirement, Mr. Coghlan has worked in private investments.

ITEM  7.   EXHIBITS

     EXHIBIT  17        DIRECTOR'S  LETTER  OF  RESIGNATION





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                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NEW  HILARITY  MINING  COMPANY



Date: May  27  1999                         By:  /s/  JOHN  R.  COGHLAN
                                            -------------------------
                                            President  and  Director



                                      EXHIBIT  17
                        DIRECTOR'S  LETTER  OF  RESIGNATION


                                TERRENCE  J.  DUNNE
                             601  WEST  MAIN,  SUITE  814
                             SPOKANE,  WASHINGTON  99201


                                     MAY  18,  1999


The  Board  of  Directors
New  Hilarity,  Inc.
601  West  Main,  Suite  814
Spokane,  Washington  99201

RE:  Resignation  as  President  and  Director

Dear  Board  Members:

Please accept this letter as my resignation from the positions of President and Director of New Hilarity, Inc. effective immediately. I am resigning in order to allow time for me to take care of other personal business.

Thank  you.

Sincerely,

/s/  Terrence  J.  Dunne

Terrence  J.  Dunne